Exhibit 99.1


                              COMMUNITY BANKS, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


In connection with the Quarterly Report of Community Banks, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eddie L.
Dunklebarger, Chief Executive Officer, Chairman, and President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2003, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Community Banks, Inc., and will be retained by Community Banks, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.


/s/  Eddie L. Dunklebarger
--------------------------
Chief Executive Officer, Chairman, and President
May 15, 2003